Exhibit 25.1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under the
Trust Indenture Act of 1939 of a Corporation
Designated to Act as Trustee

☐ Check if an application to determine eligibility of a trustee pursuant to section 305(b)(2)

Branch Banking and Trust Company
(Exact name of trustee as specified in its charter)

North Carolina	56-0149200
(Jurisdiction of incorporation or organization	(I.R.S. Employer Identification Number)
if not a U.S. national bank)
223 West Nash Street
Wilson, North Carolina 27893
(Address of principal executive offices) (Zip Code)

Frances B. Jones, Esq.
c/o BB&T Corporation
200 West Second Street
Winston-Salem, North Carolina 27101
(336) 733-2000
(Name, address and telephone number of agent for service)

Martin Marietta Materials, Inc.
(Exact name of obligor as specified in its charter)

North Carolina	56-1848578
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
2710 Wycliff Road
Raleigh, North Carolina 27607-3033
(Address of principal executive offices) (Zip Code)

Senior Debt Securities
(Title of the indenture securities)

1.	General information.

Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

NORTH CAROLINA COMMISSIONER OF BANKS	RALEIGH, NORTH CAROLINA 27603

FEDERAL RESERVE BANK	RICHMOND, VIRGINIA 23219

FEDERAL DEPOSIT INSURANCE CORPORATION	WASHINGTON, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.

YES.
2.	Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

NONE.

3-12.	NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) BELOW, TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH BRANCH BANKING AND TRUST COMPANY IS A TRUSTEE.

13.	Defaults by the Obligor.
(a)	State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.
TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.
(b)	If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THERE HAS NOT BEEN ANY SUCH DEFAULT.
14-15.	NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) ABOVE, TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH BRANCH BANKING AND TRUST COMPANY IS A TRUSTEE.

16.	List of exhibits.

List below all exhibits filed as a part of this statement of eligibility; exhibits identified by an asterisk or asterisks are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.
1.*	A copy of the restated articles of incorporation of Branch Banking and Trust Company.

2.*	A copy of the certificate of authority of the trustee to commence business.

3.**	A copy of the authorization of the trustee to exercise corporate trust powers.

4.*	A copy of the existing by-laws of the trustee as now in effect.

5.	Not applicable.

6.	The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.
*	Incorporated by reference to the exhibit of the same number to the trustee’s Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3ASR (Commission File No. 333-142343) filed on April 25, 2007.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3ASR (Commission File No. 333-149371) filed on February 25, 2008.

Signature
     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Branch Banking and Trust Company, a state banking corporation organized and existing under the laws of the State of North Carolina, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilson and the State of North Carolina, on the 17th day of February, 2009.

Branch Banking and Trust Company

By:	/s/ Gregory Yanok

Gregory Yanok Vice President

Exhibit 1 to Form T-1
ARTICLES OF ASSOCIATION
OF
BRANCH BANKING AND TRUST COMPANY
Incorporated by reference to the exhibit of the same number to the trustee’s
Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the
Registration Statement on Form S-3ASR
(Commission File No. 333-142343) filed on April 25, 2007.

Exhibit 2 to Form T-1
CERTIFICATE OF AUTHORITY OF
BRANCH BANKING AND TRUST COMPANY
TO COMMENCE BUSINESS
Incorporated by reference to the exhibit of the same number to the trustee’s
Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the
Registration Statement on Form S-3ASR
(Commission File No. 333-142343) filed on April 25, 2007.

Exhibit 3 to Form T-1
AUTHORIZATION OF
BRANCH BANKING AND TRUST COMPANY
TO EXERCISE CORPORATE TRUST POWERS
Incorporated by reference to the exhibit of the same number to the trustee’s Statement of
Eligibility on Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3ASR
(Commission File No. 333-149371) filed on February 25, 2008.

Exhibit 4 to Form T-1
BYLAWS OF
BRANCH BANKING AND TRUST COMPANY
Incorporated by reference to the exhibit of the same number to the trustee’s
Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the
Registration Statement on Form S-3ASR
(Commission File No. 333-142343) filed on April 25, 2007.

Exhibit 5 to Form T-1
(Intentionally Omitted. Not Applicable.)

Exhibit 6 to Form T-1
CONSENT OF TRUSTEE
     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Senior Debt Securities of Martin Marietta Materials, Inc., Branch Banking and Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Branch Banking and Trust Company

February 17, 2009	By:	/s/ Gregory Yanok

Gregory Yanok Vice President

Exhibit 7 to Form T-1
REPORT OF CONDITION
BRANCH BANKING AND TRUST COMPANY
     At the close of business December 31, 2008, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
ASSETS	in Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,675,910
Interest-bearing balances	540,503
Securities:
Held-to-maturity securities	0
Available-for-sale securities	32,018,286
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	10,676
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	1,412,772
Loans and leases, net of unearned income	94,751,712
LESS: Allowance for loan and lease losses	1,352,369
Loans and leases, net of unearned income and allowance	93,399,343
Trading assets	1,025,932
Premises and fixed assets (including capitalized leases)	1,547,129
Other real estate owned	558,263
Investments in unconsolidated subsidiaries and associated companies	1,425
Not applicable
Intangible assets:
Goodwill	5,263,195
Other intangible assets	972,527
Other assets:	9,057,685

Total assets	147,483,646

Dollar Amounts
LIABILITIES	in Thousands
Deposits:
In domestic offices	89,122,999
Noninterest-bearing	13,704,847
Interest-bearing	75,418,152
In foreign offices, Edge and Agreement subsidiaries, and IBFs:	9,384,877
Noninterest-bearing	254,421
Interest-bearing	9,130,456
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	83,771
Securities sold under agreements to repurchase	2,648,500
Trading liabilities	758,415
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	19,312,965
Not applicable
Not applicable
Subordinated notes and debentures	1,661,571
Other liabilities	8,005,900

Total liabilities	130,978,998

Minority interest in consolidated subsidiaries	2,938,586

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	24,437
Surplus (excludes all surplus related to preferred stock)	10,591,486
Not available
Retained earnings	3,685,159
Accumulated other comprehensive income	(735,020)
Other equity capital components	0
Total equity capital	13,566,062

Total liabilities, minority interest, and equity capital	147,483,646

Exhibit 8 to Form T-1
(Intentionally Omitted. Not Applicable.)

Exhibit 9 to Form T-1
(Intentionally Omitted. Not Applicable.)